NET INCOME LOSS PER SHARE	6 Months Ended
Jun. 30, 2022
NET INCOME/LOSS PER SHARE
NET INCOME/LOSS PER SHARE

13. NET INCOME/LOSS PER SHARE

The following table sets forth the computation of basic and diluted net (loss) income per share for the periods indicated:

	Six months ended June 30,
	2022	2021
	RMB	RMB
	Unaudited	Unaudited
Numerator:
Numerator for basic and diluted net (loss) income per share	(89,018)	8,111
Denominator:
Denominator for basic and diluted net (loss) income per share weighted average ordinary shares outstanding	46,756,368	46,642,280

Basic and diluted net (loss) income per share	(1.90)	0.17

Due to the net loss for the six months ended June 30, 2022, approximately 20,833 restricted shares were excluded from the calculation of diluted net loss per share, because the effect would be anti-dilutive.